                                 NEVADA POWER                      EXHIBIT 10.87
                                     10-K

             RESTATED FIRST AMENDMENT TO POWER PURCHASE AGREEMENT

This Restated First Amendment to Power Purchase Agreement (this "Amendment") is
made and entered into this       30     day of April, 1998 by and between Nevada
Cogeneration Associates #1, a Utah general partnership ("Seller") and Nevada Power Company, a Nevada corporation ("Nevada"). Seller and Nevada are sometimes referred to herein collectively as the "Parties" and individually as a "Party".

                                   RECITALS

A. Bonneville Nevada Corporation ("Bonneville") and Nevada executed that certain Bonneville Nevada Contract A with Nevada Power Company for Long Term Power Purchases from Qualifying Facilities (the "Contract") dated May 2, 1989 which was assigned to Seller effective as of January 29, 1991.

B. Seller and Nevada executed that certain First Amendment to Power Purchase Agreement dated October 3, 1997 (the "First Amendment") under the following basis:

   i. Seller and Nevada have had a continuing dispute concerning the second paragraph of Section 4.6.3 of the Contract and the right thereunder of Nevada to curtail potential purchases of capacity and energy from Seller's Generating Facility.

   ii. Seller and Nevada wish to resolve their dispute and to make other changes to the Contract which will provide greater operating flexibility for Nevada and create mutually beneficial opportunities for Seller, Nevada, and Nevada's customers in connection with the purchase and sale of energy and capacity from Seller's Generating Facility.

   iii. To effect such resolution and changes, the Parties wish:

        a. To amend Section 4.6.3 of the Contract.
        b. To revise the payment provisions set forth in the Contract.
        c. To provide a mechanism by which Nevada, upon mutual agreement of the Parties (reached at each Party's sole discretion), may reduce its take of the output from Seller's Generating Facility that would otherwise be delivered by Seller to Nevada under the Contract.
        d. To provide a mechanism by which Seller, upon mutual agreement of the Parties (reached at each Party's sole discretion), may sell to other parties the capacity or energy from Seller's Generating Facility that would otherwise be dedicated by Seller to Nevada under the Contract.
        e. To allow payment for Excess Energy and Excess Capacity by Nevada to Seller on the basis of a negotiated market rate rather than Nevada's Tariff Schedule QF-Short Term Energy and Capacity rates.

C. Pursuant to Section 20 of the First Amendment, Nevada filed a Petition with the Public Utilities Commission of Nevada ("Commission") seeking approval of the First Amendment as executed and approval of a regulatory accounting treatment with respect to the First Amendment, assigned Docket No. 97-11004.

D. The Parties to Docket No. 97-11004 have filed a stipulation to amend the First Amendment and describe a regulatory accounting treatment acceptable to Nevada. The Parties have asked the Commission to approve such stipulation.

E. The Parties entered into an Agreement to Extend Cancellation Date of First Amendment to Power Purchase dated March 26, 1998, for 90 days to allow time for approval of the stipulation.

F. The terms of the First Amendment must be revised pursuant to the terms of the stipulation.

     NOW, THEREFORE, in consideration of the mutual promises and obligations stated herein and the mutual benefits to be derived therefrom, Seller and Nevada hereby agree to this Restated First Amendment to the Contract as follows:

1. This Amendment shall amend and supersede the First Amendment and any amendments thereto in their entirety.

2. Section 1.8.3 of the Contract is hereby amended to read as follows:

   Nevada shall, in accordance with a Purchase Schedule, purchase and pay Seller for Excess Capacity and Released Capacity made available to Nevada by Seller only under rates, terms and conditions which are mutually agreed to by Nevada and Seller.

3. Section 1.9.3 of the Contract is hereby amended to read as follows:

   Nevada shall, in accordance with a Purchase Schedule, purchase and pay Seller for Excess Energy and Released Energy delivered to Nevada by Seller only under rates, terms and conditions which are mutually agreed to by Nevada and Seller.

4. All capitalized terms shall have the meaning stated in Section 2 of the Agreement, except as expressly amended by this Amendment.

5. The following definitions are hereby added to Section 2 of the Contract:

   5.1.  Derate Amount: The Contract Capacity and associated Energy less the
   -------------------
         amount of capacity and energy Seller is able to produce and deliver to Nevada during any time that Seller experiences a Derating.

   5.2.  Derating: The Seller's inability to deliver the full Contract
   --------------
         Capacity and associated Energy due to a physical partial or complete outage of either Seller's Generating Facility or the associated transmission line.

   5.3.  First Amendment Effective Date: The date the Commission issues an
   ------------------------------------
         order approving the First Amendment as amended by this Amendment.

   5.4.  Purchase Schedule: A document setting forth the mutual agreement of
   -----------------------
         the Parties regarding the sale by Seller and the purchase by Nevada of Excess Energy, Excess Capacity, Released Energy, and/or Released Capacity. The Purchase Schedule shall be substantially in the form attached hereto as Exhibit 2. The Purchase Schedule may be changed upon the express consent of the Parties.

   5.5.  Recall Time: The period of time within which Seller must become
   -----------------
         capable of delivering Released Energy to Nevada following the request of Nevada.

   5.6.  Release: Release, in accordance with the terms of a mutually agreed
   -------------
         upon Release Schedule, of a Party's obligation to purchase, dedicate, or sell capacity and energy in accordance with Section 4A hereunder, that would otherwise be dedicated and/or delivered by Seller to Nevada under the Contract.

   5.7.  Release Period: That period or those periods of time during which
   --------------------
         Release will occur.

   5.8.  Release Rate:  The payment rate for the Release.
   ------------------

   5.9.  Release Schedule: A document setting forth the mutual agreement of
   ----------------------
         the Parties regarding the Release Period, the Released Energy and Released Capacity, the Release Rate, Recall Time, an other terms and conditions pertaining thereto. The Release Schedule shall be substantially in the form attached hereto as Exhibit 1A or Exhibit 1B, as applicable. The Release Schedule may be changed upon the express consent of the Parties.

   5.10. Released Capacity: The amount of capacity, associated with Released
   -----------------------
         Energy, that is Released.

   5.11. Released Energy:  The amount of energy that is Released.
   ---------------------

6. The following sections of the Contract shall be amended to read as follows:

   6.1.  Section 2.11 - Excess Capacity: Capacity in excess of Contract
                        ---------------
         Capacity or as designated by the Parties during a Release Period in accordance with a Purchase Schedule. The amount of Excess Capacity shall be determined on a kWh basis hour by hour.

      6.2.  Section 2.12 - Excess Energy: Energy associated with Capacity in
                           -------------
            excess of Contract Capacity or as designated by the Parties during a Release Period in accordance with a Purchase Schedule. The amount of Excess Energy shall be determined on a kWh basis hour by hour.

7.    Section 4.6.3 of the Contract is hereby amended to read as follows:

      The Parties agree that the provisions of 18 C.F.R. Sec. 292.304(f) pertaining to curtailment and reduction of output from qualifying facilities shall not apply to Seller's Generating Facility or the obligations of Seller and Nevada under this Contract.

      Nevada shall have the right to require Seller to reduce the output of Seller's Generating Facility or to isolate any of Seller's Facilities from Nevada's electric system if, in Nevada's reasonable judgment, such actions are required to facilitate the maintenance of any of Nevada's facilities or to maintain Nevada's Electric System Integrity. Nevada shall, within a reasonable period of time and to the extent possible, endeavor to correct the condition that necessitated the reduction or isolation. The duration of such reduction or isolation shall be limited to the period of time that the condition existed plus a reasonable period of time for the restoration of Nevada's electric system to an operating condition that allows Nevada to resume the discharge of its obligations in accordance with the provisions of this Contract.

      If Nevada has required Seller to reduce the output of Seller's Generating Facility or to isolate any of Seller's Facilities from Nevada's electric system, Seller shall neither increase the output nor reconnect the isolated facilities without the prior approval of Nevada's Operating Representative. Provisions for obtaining such approval have been set forth in Exhibit C.

8. A new Section 4A, "Release", is hereby added to the Contract to read as follows:

      4A.1 Nevada may request of Seller, and Seller may permit Nevada, at Seller's sole discretion, to be Released of its obligation to purchase all of the Contract Capacity and associated Energy output of Seller's Generating Facility for any reason pursuant to the terms and conditions of a Release Schedule.

            Seller may request of Nevada, and Nevada may permit Seller, at Nevada's sole discretion, to be Released of its obligation to dedicate all of the capacity and associated energy output of Seller's Generating Facility to Nevada for any reason pursuant to the terms and conditions of a Release Schedule.

            Neither Seller nor Nevada is under an obligation to accept a Release Schedule proposed by the other Party.

      4A.2 If Nevada is Released, Nevada shall pay Seller for the Release at the Release Rate set forth in the applicable Release Schedule. If Nevada is Released, payment for the Release shall be due only to the extent that the Seller's Generating Facility is able to produce the Released Energy and such Released Energy could be delivered to Nevada within the stated Recall Time. The ability of Seller's Generating Facility to produce and the availability for delivery of such Released Energy to Nevada shall be subject to reasonable review and verification by Nevada. Seller shall not take a Scheduled Outage during any Release Period.

            If Seller is Released, Seller shall pay Nevada for the Release at the Release Rate set forth in the applicable Release Schedule.

            Payment shall be made on a per kWh basis, unless otherwise agreed by the Parties, as if the Released Energy had been delivered.

      4A.3 If, for any reason during any Release Period, Seller experiences a Derating, then, for the duration of the Derating within the Release Period, Seller shall not deliver to Nevada capacity and energy in excess of Contract Capacity and associated Energy less Released Capacity and Released Energy less the Derate Amount. Examples of payments during a Derating, should it occur during a Release Period, in accordance with the Contract and the appropriate Release Schedule, are given in Exhibit 3.

      4A.4. Except as specifically provided in this Section 4A, payment for Release hereunder shall be made in the same manner and under the same conditions set forth in Section 13 hereof.

9.    Section 10.1.1 of the Contract is hereby amended to read as follows:

      Summer Season: For the purposes of this section, a summer season shall
      -------------
      include May, June, July, August, and September. During a summer season, total Energy produced and delivered to Nevada during the On-peak hours of that season must meet or exceed the product of (Contract Capacity multiplied by the number of On-peak hours during that season less the total Released Energy during that season's On-peak hours) and 90%.

10.   Section 10.1.2 of the Contract is hereby amended to read as follows:

      Winter Season: For the purposes of this section, a winter season shall
      -------------
      include the months of December, January, and February. During a winter season, total Energy produced and delivered to Nevada during the On-peak hours of that season must meet or exceed the product of (Contract Capacity multiplied by the number of On-peak hours during that season less the total Released Energy during that season's On-peak hours) and 90%.

11. Exhibit A of the Contract, entitled "Power Purchase Contract Payment Provisions", shall be replaced in its entirety with the following:

                                   Exhibit A
                            Power Purchase Contract
                              Payment Provisions

      For the purposes of this exhibit, a summer season shall include the months of May, June, July, August, and September. The associated On-Peak hours shall be the twelve (12) hours from 10:00 am to 10:00 p.m. during each day of the summer period; all other hours shall be Off-Peak hours.

      For the purposes of this exhibit, a winter season shall include the months of January, February, March, April, October, November, and December. The associated On-Peak hours shall be the five (5) hours from 5:00 am to 10:00 am and the eight (8) hours from 4:00 p.m. to midnight during each day of the winter period; all other hours shall be Off-Peak hours.

      Maintenance months shall include the months of March, April, October, and November.

      Except as otherwise provided, the rates ($/kWh) applicable to this Contract shall be:

                     Summer          Summer       Winter        Winter
                     On-Peak         Off-Peak     On-Peak       Off-Peak
     Capacity        0.05430         0.02084      0.03180       0.02084
     Energy          0.02070         0.02070      0.02070       0.02070
     ------          -------         -------      -------       -------
     Total           0.07500         0.04154      0.05250       0.04154

     The above cited rates shall be effective from January 1, 1990 through April 30, 1991.

     The above cited Capacity rates shall be adjusted annually, on May 1 of each year beginning with the annual adjustment date of May 1, 1991 and ending with the annual adjustment date of May 1, 2022, by two (2) percent per annum.

     The above cited Energy rates shall be adjusted annually, on May 1 of each year beginning with the annual adjustment date of May 1, 1991 and ending with the annual adjustment date of May 1, 2022, by one hundred twenty percent (120%) of the change in the Consumer Price Index for All Urban Consumers experienced during the preceding year; the base index shall be the index for

January of 1990. The Energy Rate shall then be reduced by the amounts set forth in Table A below:

                                    Table A


------------------------------------------------------------------------
                                                                   $/kWh
                                                                   -----
------------------------------------------------------------------------
For the period beginning the November 1, 1997 until April 30,
1998
------------------------------------------------------------------------
------------------------------------------------------------------------
For the annual Period beginning May 1 of the year:
--------------------------------------------------
------------------------------------------------------------------------
1998
------------------------------------------------------------------------
1999
------------------------------------------------------------------------
2000
------------------------------------------------------------------------
2001
------------------------------------------------------------------------
2002
------------------------------------------------------------------------
2003
------------------------------------------------------------------------
2004
------------------------------------------------------------------------
2005
------------------------------------------------------------------------
2006
------------------------------------------------------------------------
2007
------------------------------------------------------------------------
2008
------------------------------------------------------------------------
2009
------------------------------------------------------------------------
2010
------------------------------------------------------------------------
2011
------------------------------------------------------------------------
2012
------------------------------------------------------------------------
2013
------------------------------------------------------------------------
2014
------------------------------------------------------------------------
2015
------------------------------------------------------------------------
2016
------------------------------------------------------------------------
2017
------------------------------------------------------------------------
2018
------------------------------------------------------------------------
2019
------------------------------------------------------------------------
2020
------------------------------------------------------------------------
2021
------------------------------------------------------------------------
2022
------------------------------------------------------------------------
2023
------------------------------------------------------------------------

Except as expressly amended by this Amendment, the provisions of the Contract shall remain unchanged.


13. The governing law for this Amendment shall be determined in accordance with
    Section 25 of the Contract.

14. Any amendment to this Amendment shall be in accordance with Section 19 of the Contract.

15. The non-waiver provisions of Section 21 of the Contract shall also apply to this Amendment.

16. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision of this Amendment.

17. This Amendment is the result of negotiation and each Party and each Party's respective counsel has reviewed this Amendment. Accordingly, the normal rules of construction to the effect that any ambiguity shall be resolved against the drafting Party shall not be employed in the interpretation of this Amendment.

18. This Amendment constitutes the entire agreement of the Parties with respect to this Amendment and supersedes any and all prior negotiations, correspondence, understandings, and agreements between the Parties concerning the subject matter of this Amendment.

19. The Parties agree to cooperate fully and to take all additional steps which may be necessary or appropriate to give full force and effect to the terms and intent of this Amendment. This Amendment shall become effective on the First Amendment Effective Date.

    In the event that the First Amendment Effective Date does not occur within 270 calendar days of the execution of the First Amendment, this Amendment shall become null and void.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.


     NEVADA COGENERATION                      NEVADA POWER COMPANY
     ASSOCIATES #2


     By: /s/ J.R. Gilmer                      By:  /s/ Steven W. Rigazio
        -------------------------                 ----------------------------
        J.R. Gilmer                               Steven W. Rigazio
        Executive Director                        Vice President, Finance
                                                  & Planning, Treasurer
                                                  and Chief Financial Officer

     Date: May 1, 1998                        Date:
          ------------------------                 ---------------------------

                                   EXHIBIT 1A


                                RELEASE SCHEDULE

Nevada hereby Releases Seller from the obligation to have the following capacity and energy dedicated to Nevada:

                                   Contract                        Excess
                                   --------                        ------
Released Capacity (MW):
                                 ------------------            ----------------
Released Energy (kWh):
                                 ------------------            ----------------

Under the following terms:)
                           ------------------------------------------
Release Period (day, month,...):
                                -------------------------------------
Release Period (hours of the day):
                                  -----------------------------------
Release Rate ($/kWh):
                     ------------------------------------------------
Recall Time (10 min, 1 hour, or as specified):
                                              -----------------------
Other terms:
            ---------------------------------------------------------


NEVADA COGENERATION                           NEVADA POWER COMPANY
ASSOCIATES #1

By:                                           By:
   -------------------------------               ----------------------------


Date:                                         Date:
     ------------------------------                --------------------------

                                   EXHIBIT 1B


                                RELEASE SCHEDULE

Seller hereby Releases Nevada from the obligation to purchase the following:


                                         Contract
                                         --------
Released Capacity (MW):
                                     ------------------
Released Energy (kWh):
                                     ------------------



Under the following terms:

Release Period (day, month,...):
                                -----------------------------------
Release Period (hours of the day):
                                  ---------------------------------
Release Rate ($/kWh):
                     ----------------------------------------------
Recall Time (10 min, 1 hour, or as specified):
                                              ---------------------
Other terms:
            -------------------------------------------------------


NEVADA COGENERATION                           NEVADA POWER COMPANY
ASSOCIATES #1

By:                                           By:
    ---------------------------                  ----------------------

Date:                                         Date:
    ---------------------------                  ----------------------

                                   EXHIBIT 2


                               PURCHASE SCHEDULE

Nevada hereby agrees to purchase from Seller and Seller agrees to sell to Nevada the following capacity and energy:

                                  Released                 Excess
                                  --------                 ------
Capacity (MW):
                                --------------          -------------
Energy (kWh):
                                --------------          -------------

Under the following terms:


Term of Purchase (day, month,...):
                                  ------------------------------
Purchase Period (hours of the day):
                                   -----------------------------
Purchase Rate ($/kWh):
                      ------------------------------------------
WSPP Schedule:
              --------------------------------------------------
Other terms:
            ----------------------------------------------------


NEVADA COGENERATION                         NEVADA POWER COMPANY
ASSOCIATES #1

By:                                         By:
   -------------------------                   ----------------------

Date:                                         Date:
     -----------------------                       -------------------

                                   EXHIBIT 3



                                    Table 1/1/
                                    -------


Prior to Derating:
(1) Seller has the ability to deliver full 85MW Contract Capacity and associated Energy; and
(2) 20MW released.

Result of Derating of 20MW:

------------------------------------------------------------------------------------------------------------
                                                              Prior to Derating         Result of Derating
------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy paid for at                   20MW                     20MW
 Release Rate/10/
------------------------------------------------------------------------------------------------------------
Capacity and  Energy purchased at Exhibit A rates                    65MW/2/             (20MW derating)
                                                                                              45MW/3/
------------------------------------------------------------------------------------------------------------
Excess Capacity and Excess Energy purchased at                       0MW                       0MW
negotiated rate/4/,/10/
------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy repurchased at                0MW                       0MW
negotiated rate/6/,/10/
------------------------------------------------------------------------------------------------------------
Actual Output                                                        65MW                     45MW
------------------------------------------------------------------------------------------------------------



                                    Table 2/1/
                                    -------


Prior to Derating:
(1) Seller has the ability to deliver full 85MW Contract Capacity and associated Energy; and
(2) Seller has the ability to deliver 5MW of Excess Energy and Excess Capacity; and
(3) 20MW released.

Result of Derating of 10MW:

                                                              Prior to Derating         Result of Derating
------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy paid for at                  20MW                      20MW
Release Rate/10/
------------------------------------------------------------------------------------------------------------
Capacity and  Energy purchased at Exhibit A rates                   65MW2                (5MW derating)
                                                                                              60MW
------------------------------------------------------------------------------------------------------------
Excess Capacity and Excess Energy purchased at                       5MW                 (5MW derating)
negotiated rate/4/,/10/                                                                        0MW/5/

------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy repurchased at                0MW                       0MW
negotiated rate/6/,/10/
------------------------------------------------------------------------------------------------------------
Actual Output                                                       70MW                      60MW
------------------------------------------------------------------------------------------------------------

                                    Table 3/1/
                                    -------


Prior to Derating:
(1) Seller has the ability to deliver full 85MW Contract Capacity and associated Energy; and
(2) Seller has the ability to deliver 5MW of Excess Energy and Excess Capacity; and
(3) 20MW released; and
(4) Nevada agrees to repurchase 20MW of Released Capacity and Released Energy.

Result of Derating of 15MW:

                                                              Prior to Derating         Result of Derating
------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy paid for at                   20MW                     20MW
Release Rate/10/
------------------------------------------------------------------------------------------------------------
Capacity and  Energy purchased at Exhibit A rates                   65MW2                (10MW derating)
                                                                                              55MW
------------------------------------------------------------------------------------------------------------
Excess Capacity and Excess Energy purchased at                       5MW                 (5MW derating)
 negotiated rate/4/,/10/                                                                      0MW/5/

------------------------------------------------------------------------------------------------------------
Released Capacity and Released Energy repurchased at                 20MW                     20MW
 negotiated rate/6/,/10/
------------------------------------------------------------------------------------------------------------
Actual Output                                                        90MW                     75MW
------------------------------------------------------------------------------------------------------------




                                    Table 4/1/
                                    -------


Prior to Derating:
(1) Seller has the ability to deliver full 85MW Contract Capacity and associated Energy; and
(2) Seller has the ability to deliver 5MW of Excess Energy and Excess Capacity; and
(3) 30MW released; and
(4) Nevada agrees to repurchase 30MW of Released Capacity and Released Energy.

Result of Derating of 70MW:

                                                              Prior to Derating         Result of Derating
------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy paid for at                   30MW                (10MW derating)
 Release Rate/10/                                                                               20MW/8/

------------------------------------------------------------------------------------------------------------
Capacity and  Energy purchased at Exhibit A rates                   55MW/2/                (55MW derating)
                                                                                              0MW/6/
------------------------------------------------------------------------------------------------------------
Excess Capacity and Excess Energy purchased at                       5MW                 (5MW derating)
 negotiated rate/4/,/10/                                                                      0MW/5/

------------------------------------------------------------------------------------------------------------
Released Capacity and  Released Energy repurchased at                30MW                     20MW/9/
 negotiated rate/6/, /10/
------------------------------------------------------------------------------------------------------------
Actual Output                                                        90MW                     20MW
------------------------------------------------------------------------------------------------------------

Footnotes:

1) In order to simplify the example, amounts are shown in MW. Payments would be in MWH for the MW's delivered over the duration of the conditions specified.

2) Amount of Capacity and Energy purchased at Exhibit A rates is reduced by the amount of Released Capacity and Released Energy. Thus:


--------------------------------------------------------------------------------------------------------------------
Amount of Capacity and Energy        =      Contract Capacity and Energy       -     Released Capacity and Released
 purchased at Exhibit A rates.                        Delivered                                  Energy
--------------------------------------------------------------------------------------------------------------------
  Table 1-3           65MW           =                  85MW                   -                  20MW
--------------------------------------------------------------------------------------------------------------------
   Table 4            55MW           =                  85MW                   -                  30MW
--------------------------------------------------------------------------------------------------------------------

3) The amount of Capacity and Energy purchased at Exhibit A rates is reduced by the amount of Released Capacity and Released Energy and the Derate Amount.
Thus:

--------------------------------------------------------------------------------------------------------------------
 Amount of Capacity and       =    Contract Capacity and     -      Derate       -      Released Capacity and Released
 Energy purchased at               Energy Delivered                 Amount              Energy
 Exhibit A rates.
-----------------------------------------------------------------------------------------------------------------------
           45MW               =             85MW             -       20MW        -                   20MW
-----------------------------------------------------------------------------------------------------------------------

4) Though the party purchasing the Excess Capacity and Excess Energy is not material to the result shown, for simplicity, these examples assume that Nevada is purchasing the specified amount of Excess Capacity and Excess Energy.

5) Excess is reduced to zero first because there is no output in excess of Contract Capacity, in accordance with the definition of Excess (amount of output in excess of Contract Capacity).

6) Though the party purchasing the Released Capacity and Released Energy is not material to the result shown, for simplicity, these examples assume that Nevada is purchasing the specified amount of Released Capacity and Released Energy.

7) The amount of Capacity and Energy purchased at Exhibit A rates is reduced to zero because Seller is unable to deliver capacity and energy over the amount of the Released Capacity and Released Energy. Any remaining Derate Amount is deducted from the Released Amount and any Release repurchase.

8) The amount of Released Capacity and Released Energy to be paid for by Nevada is reduced because of Seller's inability to deliver the full Released Amount in accordance with Section 4A.2.

9) The amount of the repurchased Released Capacity and Released Energy is limited by the Seller's ability to deliver.

10) If more than one schedule is in effect at the time of Derating then the weighted average of the rates, for the applicable type of schedule, prior to Derating shall be applied to the result of Derating. Weighted average shall be determined as the [sum of (kWh amount multiplied by rate) divided by total kWh amount] for the applicable type of schedule.